UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

000-51329	94-3330837
(Commission File No.)	(IRS Employer Identification No.)

3410 Central Expressway

Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 616-7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01	Other Events.

On May 24, 2012, XenoPort, Inc. announced that it had submitted an Investigational New Drug (“IND”) application to the U.S. Food and Drug Administration (“FDA”) to begin clinical studies of XP23829 as a potential treatment for relapsing-remitting multiple sclerosis (“RRMS”). Following clearance of the IND by the FDA, the first Phase 1 clinical trial to be conducted in healthy subjects will commence. This study is intended to examine the safety, tolerability and pharmacokinetics of XP23829, including confirmation of its conversion to monomethyl fumarate, and the performance of four novel formulations of XP23829 designed to have different drug release mechanisms and/or time profiles.

This current report contains “forward-looking” statements, including, without limitation, all statements related to XenoPort’s future clinical trials and the timing thereof; the regulatory process and outcome of regulatory actions by the FDA related to the IND for XP23829 and the timing thereof; the potential for starting clinical development of XP23829 and the timing thereof; XenoPort’s future XP23829 development plans; the potential suitability of XP23829 as a treatment for RRMS; and the therapeutic potential of XenoPort’s clinical product candidates. Any statements contained in this current report that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “intended,” “potential,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon XenoPort’s current expectations. Forward-looking statements involve risks and uncertainties. XenoPort’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to XenoPort’s ability to successfully conduct clinical trials in the anticipated timeframes, or at all; the uncertainty of the FDA IND clearance process and other regulatory requirements; XenoPort’s dependence on its current and additional collaborative partners; and the uncertain therapeutic and commercial value of XenoPort’s product candidates. These and other risk factors are discussed under the heading “Risk Factors” in XenoPort’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, filed with the Securities and Exchange Commission on May 8, 2012. XenoPort expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC.
(Registrant)

Dated: May 24, 2012	By:	/s/ William G. Harris
William G. Harris
Senior Vice President of Finance and Chief Financial Officer